UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MORGAN STANLEY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

                                 Morgan Stanley
     Important Notice Regarding the Availability of Proxy Materials for the
            Shareholder Meeting to Be Held on Tuesday, May 13, 2014
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 The Proxy Statement, Annual Report and other proxy materials are available at:
                        http://www.investorvote.com/mstl
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    This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
     We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents,you must request
one.There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 1, 2014 to facilitate timely delivery.
  TO REQUEST PAPER COPIES OF PROXY MATERIALS:
  -------------------------------------------
  (please reference your 15-digit control number when requesting materials)
  By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
  Telephone: 800-991-5620
             (outside of the U.S. and Canada call 212-269-5550).
  Email:     msmaterial@dfking.com
             (you must reference your 15-digit control number in your email)
  Internet:  www.kingproxy.com/ms
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Dear Morgan Stanley Shareholder:

The 2014 Annual Meeting of Shareholders of Morgan Stanley (the "Company") will be held at the Company's offices at 2000 Westchester Avenue, Purchase, New York
10577, on Tuesday, May 13, 2014, at 9:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

     (1)  elect members of the Board of Directors;

     (2)  ratify the appointment of Deloitte & Touche LLP as independent auditor;

     (3)  approve the compensation of executives as disclosed in the proxy statement (non-binding advisory resolution); and

     (4)  shareholder proposal regarding a report on lobbying.

The Board of Directors has fixed the close of business on March 17, 2014 as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s)
thereof.

                                                                  CONTROL NUMBER

YOU MUST REFERENCE YOUR 15-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY
OF THE PROXY MATERIALS OR TO
VOTE YOUR PROXY ELECTRONICALLY.

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.
                                                                               1

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:
-----------------
Morgan Stanley
2000 Westchester Avenue
Purchase, New York 10577

The following materials are available for you to review online:

[] (the Company's 2014 Proxy Statement (including all attachments thereto);)
[] (Shareholder Letter;)
[] (the Company's Annual Report on Form 10-K; and)
[] (any amendments to the foregoing materials that are required to be furnished to shareholders.)

To request a paper copy of the Proxy Materials:
-----------------------------------------------
(you must reference your 15-digit control number located on the reverse side of this form)
Telephone: 800-991-5620 (outside of the U.S. and Canada call 212-269-5550)
Email:     msmaterial@dfking.com (you must reference your 15-digit control number in your email)
Internet:  www.kingproxy.com/ms

       The Proxy Materials for Morgan Stanley are available to review at:

                        http://www.investorvote.com/mstl
                        --------------------------------

     Have this notice available when you request a PAPER copy of the Proxy
 Materials, when you want to view your proxy materials online OR WHEN YOU WANT
                       TO VOTE YOUR PROXY ELECTRONICALLY.
--------------------------------------------------------------------------------
                            HOW TO VOTE BY INTERNET
                            -----------------------

      We encourage you to review the proxy materials online before voting.

                     Use the Internet to vote your shares.

 Go to http://www.investorvote.com/mstl. Click the button(s) on the right side of the screen to view the proxy materials. Return to the previous screen and follow the instructions on the screen to log in. Have this notice in hand when you access the website.

 You will need to reference the 15-digit control number located on the reverse side.
                                                                               2

                      *** Exercise Your Right to Vote ***
     Important Notice Regarding the Availability of Proxy Materials for the
                Shareholder Meeting to Be Held on May 13, 2014.
--------------------------------------------------------------------------------
                Meeting Information
                -------------------
MeetingType:           Annual Meeting
For holders as of:     March 17, 2014
Date: May 13, 2014     Time: 9:00 AM
Location: Morgan Stanley
          2000 Westchester Avenue
          Purchase, New York 10577
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You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
--------------------------------------------------------------------------------
See the reverse side of this notice to obtain proxy materials and voting instructions.
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                                                                               1

                                Before You Vote
                       How to Access the Proxy Materials
--------------------------------------------------------------------------------
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT      SHAREHOLDER LETTER         FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX
XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
            1)     BY INTERNET:     www.proxyvote.com
            2)     BY TELEPHONE:    1-800-579-1639
            3)     BY E-MAIL*:      sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX
(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2014 to facilitate timely delivery.
--------------------------------------------------------------------------------
                                  How To Vote
               Please Choose One of the Following Voting Methods
--------------------------------------------------------------------------------
Vote In Person:  If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at
www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX
(located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.
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                                                                               2

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

   Nominees:

   1a. Erskine B. Bowles

   1b. Howard J. Davies

   1c. Thomas H. Glocer

   1d. James P. Gorman

   1e. Robert H. Herz

   1f. C. Robert Kidder

   1g. Klaus Kleinfeld

   1h. Donald T. Nicolaisen

   1i. Hutham S. Olayan

   1j. James W. Owens

   1k. O. Griffith Sexton

   1l. Ryosuke Tamakoshi

   1m. Masaaki Tanaka

   1n. Laura D. Tyson

   1o. Rayford Wilkins, Jr.

2. To ratify the appointment of Deloitte & Touche LLP as independent auditor

3. To approve the compensation of executives as disclosed in the proxy statement (non-binding advisory resolution)

The Board of Directors recommends you vote AGAINST the following proposal:

4. Shareholder proposal regarding a report on lobbying

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M70536-P48580

-------------------
Voting Instructions
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